UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 9, 2021, The Kraft Heinz Company (“Kraft Heinz”), together with its 100% owned operating subsidiary, Kraft Heinz Foods Company (“KHFC”) entered into an extension letter agreement (the “Extension Agreement”) with respect to the Credit Agreement, dated as of July 6, 2015, among KHFC, Kraft Heinz, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as London agent, and the other financial institutions party thereto (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), which provides aggregate commitments of $4.1 billion through July 6, 2023 and aggregate commitments of $4.0 billion through July 6, 2024 (the “2024 Revolving Commitments”), under the senior unsecured revolving credit facility.

The Extension Agreement extends the maturity date of the 2024 Revolving Commitments from July 6, 2024 to July 6, 2025. All other terms and conditions of the Credit Agreement will remain unchanged.

The foregoing description of the Extension Agreement is qualified in its entirety by reference to the full text of the Extension Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Extension Letter Agreement, dated April 9, 2021, to the Credit Agreement dated July 6, 2015, among Kraft Heinz, KHFC, the banks, financial institutions, and other institutional lenders party thereto, the issuing banks, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent for the lenders.

104	The cover page from The Kraft Heinz Company’s Current Report on Form 8-K dated April 9, 2021, formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 12, 2021	By:	/s/ Paulo Basilio
Paulo Basilio
Global Chief Financial Officer